QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VASO ACTIVE PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VASO ACTIVE PHARMACEUTICALS, INC.
99 Rosewood Drive, Suite 260, Danvers, MA 01923
978-750-1991

                        March 26, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Vaso Active Pharmaceuticals, Inc. ("Vaso Active"), which will be held on Thursday, May 13, 2004 at 11:00 A.M., at the Sheraton Colonial, 1 Audubon Rd., Wakefield, Massachusetts. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

        If you plan on attending the meeting, please call Vaso Active at (781) 750-1991.

        The only matters scheduled to be considered at the meeting are the election of Vaso Active's directors and to ratify the selection of Stowe & Degon as Vaso Active's independent auditors.

        The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting of Stockholders as being in the best interest of Vaso Active. We urge you to read the enclosed Proxy Statement and give these proposals your careful attention.

        Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

        You may attend the meeting and vote in person even if you have previously voted by proxy.

                      Sincerely yours,

                      John Masiz
                       Chairman of the Board of Directors,
                      President and Chief Executive Officer

NOTICE OF ANNUAL STOCKHOLDERS' MEETING
TO BE HELD MAY 13, 2004

        NOTICE IS HEREBY GIVEN that the Annual Stockholders' Meeting of Vaso Active Pharmaceuticals, Inc. (the "Company"), will be held at the Sheraton Colonial, 1 Audubon Rd., Wakefield, Massachusetts on Thursday, May 13, 2004 at 11:00 a.m., local time, for the following purposes:

  1.
  To elect eight directors to serve for the ensuing year and until their successors are duly elected and qualified;

  2.
  To ratify the selection of Stowe & Degon as the Company's independent auditors for fiscal years 2003 and 2004; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 18, 2004 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Stockholders of record on the record date will be admitted to the meeting with verification of share ownership. Evidence of ownership (such as a recent bank or brokerage firm account statement, together with proper identification) must be presented for admission to the meeting if your shares are held in a brokerage account or are otherwise are not registered in your name.

        The Board of Directors recommends you vote FOR the election of the eight Directors listed in item 1 and FOR the ratification of Stowe & Degon as the Company's independent auditors.

        If you plan on attending the meeting, please call the Company at 781-750-1991.

        Your attention is directed to the attached proxy statement. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the proxy an addressed envelope for which no postage is required if mailed in the United States.

        By Order of the Board of Directors.

                      JOSEPH FRATTAROLI, Secretary

Danvers, Massachusetts
March 26, 2004

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vaso Active Pharmaceuticals, Inc. ("Vaso Active" or the "Company") for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting will be held at the Sheraton Colonial, 1 Audubon Rd., Wakefield, Massachusetts on Thursday, May 13, 2004 at 11:00 a.m., local time. The Company is a Delaware corporation.

        This proxy statement and the enclosed proxy are first being mailed by the Company on or about April 5, 2004 to stockholders of record as of March 18, 2004. The Company's Annual Report for the fiscal year ended December 31, 2003 is being mailed currently to those same stockholders.

        The principal executive offices of the Company are located at 99 Rosewood Drive, Suite 260, Danvers, Massachusetts, 01923.

VOTING

General

        The securities that can be voted at the Annual Meeting consist of the Company's Class A common stock, $.0001 par value per share, with each share entitling its owner to one vote on each matter on which stockholders have the right to vote, and the Company's Class B common stock, $.0001 par value per share, with each share entitling its owner to three votes on each matter on which stockholders have the right to vote, with holders of both such classes of common stock voting together as a single class. The record date for determining the holders of common stock who are entitled to notice of and to vote at the Annual Meeting is March 18, 2004. On the record date, 5,798,604 shares of Class A common stock and 4,500,000 shares of Class B common stock were outstanding and eligible to vote at the Annual Meeting.

        Unless otherwise indicated, the information in this Proxy Statement reflects a three-for-one stock split effected on March 5, 2004 as a stock dividend of two shares of Class A common stock and Class B common stock, respectively, for each outstanding share of such class of common stock.

Quorum and Vote Required

        The presence, in person or by proxy, of outstanding shares of Class A common stock and Class B common stock, taken together as a single class, representing a majority of the total votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting.

        The affirmative vote by a plurality of the votes cast is required to elect a nominee as a Director of the Company and ratify Stowe & Degon's appointment, thus abstentions will have no effect on the outcome on the election of Directors or the ratification of Stowe & Degon's appointment. Shares which reflect abstentions, including "broker non-votes", will not be counted for purposes of determining whether a quorum is present for the transaction of business. "Broker non-votes" are shares held by brokers or nominees for which no instructions were received from the person entitled to vote those shares and for which the broker or nominee does not have discretionary power to vote.

Voting by Proxy

        In voting by proxy with regard to the election of Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card.

        All properly executed proxies delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted on, shares represented by a proxy will be voted "FOR" the election of all directors and "FOR" the ratification of the selection of Stowe & Degon as the Company's independent auditors for 2003 and the current fiscal year. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

        Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

        In addition to soliciting proxies through the mail, the Company may solicit proxies through its Directors and employees in person or by telephone. Brokerage firms, nominees, custodians and fiduciaries will be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company. We expect these expenses to be less than $10,000.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company's Board of Directors has fixed the number of Directors at eight and nominated each of the individuals named below for election. If elected, each nominee will hold office until the next annual meeting of stockholders and until a successor is elected and qualified. Proxies will be voted for each of the nominees named below unless otherwise specified in the proxy. All of the nominees are presently Directors of the Company. If any nominee declines or is unable to serve as a Director (which is not anticipated), proxies will be voted either for the election of another person or persons to be designated by the Board of Directors or to fix the number of Directors at a lesser number and elect the nominees able to serve. Holders of shares representing votes sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.

The Board of Directors recommends the stockholders vote "FOR" the election of each nominee as a Director of the Company.

        Listed below are the names of those persons nominated for election as Directors of the Company, their ages, principal occupations, occupations held during the last five years, other public companies of which they are directors (which are shown parenthetically), and the month and year in which they first became a Director of the Company.

Nominees For Election at the Annual Meeting

Name	Age	Principal Occupation/Past Experience	Director Since
William P. Adams, M.D.	57	President and director, Adams Center for Aesthetic Surgery, from 1979 to the present.	June 2003
Robert E. Anderson	47	Consultant; Senior Managing Director-Financial, Furman Selz Capital Management, a financial services firm, from January 1995 to December 1997.	June 2003
Stephen G. Carter, Ph.D.	50
		Chief Scientific Officer of the Company, June 2003 to the present; Chief Scientific Officer of BioChemics, Inc. September 1999 to present; Dean for Research at Harvard Medical School, January 1996 to April 1999.	June 2003
Gary Fromm, Ph.D.	70
		Chairman or Director of IDC Financial Publishing, 1983 to present; Director to Sky Capital Enterprises, Inc. and Sky Capital Holdings Limited, financial services firms, from April 2003 to the present. Chairman of the Board, Sky Capital UK Limited from July 2003 to the present. Director Global Secure Holdings, Inc., February 2003 to the present. Director of Neoterik Health Technologies, Inc. 1984 to the present.	June 2003
John J. Masiz	44	Chairman, Chief Executive Officer, and President of the Company; Chairman and Chief Executive Officer of BioChemics 1989 to present.	January 2003
Kevin J. Seifert	43	Chief Operating Officer of the Company, November 2003 to present; Becton, Dickinson and Company, a medical technology and manufacturing company, from 1997 to October 2003.	February 2004
Bruce A. Shear	48	President and Chief Executive Officer of PHC, Inc., a behavioral health company, from 1980 to the present; Vice President of Financial Affairs at PHC from 1976 to 1980. (PHC, Inc.)	June 2003
Brian J. Strasnick, Ph.D.	50	Chairman, President and Chief Executive Officer of Willow Laboratories, a drug testing company, from September 1995 to the present.	June 2003

        John J. Masiz and Dr. Stephen G. Carter have been nominated under the terms of their respective employment agreements. See "Employment Agreements."

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The Board currently consists of eight members—John J. Masiz, Dr. Stephen G. Carter, Kevin Seifert, Bruce A. Shear, Dr. Brian J. Strasnick, Dr. Gary Fromm, Dr. William P. Adams and Robert E. Anderson.

        The number of Directors may be fixed by resolution of the Board from time to time. The Board may appoint new Directors to fill vacancies or newly created directorships between stockholder meetings. On February 19th the Board was expanded by one seat and Kevin Seifert was appointed to fill it until the annual meeting.

        The Board of Directors held one meeting during the fiscal year ended December 31, 2003 and executed four unanimous written consents in lieu of holding a general meeting. Each director attended at least 75% of the meetings of the Board of Directors and Board committees of which he was a member during the period he served as director.

Independent Directors

        The Board of Directors has determined that the following members of the Board are independent directors, as such term is defined in Nasdaq Rule 4200(a)(15): Dr. William P. Adams, Robert E. Anderson, Dr. Gary Fromm, Bruce A. Shear, and Dr. Brian J. Strasnick.

Nominating Committee

        In January 2004 the Board of Directors created a Nominating Committee and appointed Dr. William P. Adams, Robert E. Anderson, Gary Fromm, Bruce A. Shear, and Dr. Brian J. Strasnick. Each member of the Committee is an independent director, as such term is defined in Nasdaq Rule 4200(a)(15). The Company did not have a nominating committee prior to January.

        The Nominating Committee establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. The Nominating Committee considers nominees proposed by the stockholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidates name and qualifications in writing to the Company's corporate secretary, Joseph Frattaroli, at 99 Rosewood Drive, Suite 260, Danvers, Massachusetts 01923.

        The Committee has decided not to have a charter due to the small number of individuals serving on the Board of Directors and in senior positions at the Company. The Committee has no formal policy with regard to the consideration of director candidates recommended by security holders because it currently believes such recommendations will be sufficiently rare to allow consideration on a case-by-case basis. All the current nominees were recommended by BioChemics, Inc., the Company's controlling stockholder. No fees were paid in the selection of nominees.

Audit Committee

        The Board of Directors formed an Audit Committee in August 2003 comprised of Mr. Shear and Dr. Strasnick. The Committee held no separate meetings during fiscal 2003.

        The Audit Committee is responsible for appointing and supervising the Company's independent public accountants. In discharging this responsibility, the Committee has the sole authority to establish the compensation for, supervise and, when appropriate, replace the Company's independent public accountants; consider the qualifications and independence of the Company's independent public accountants; and approve all audit and non-audit services provided by the Company's independent public accountants. In exercising this power, the Audit Committee is required to review and discuss the Company's financial statements with Company management and the Company's independent public accountants. The Company's independent public accountants are required to report directly to the Audit Committee.

        The Audit Committee is also responsible for monitoring the Company's accounting and internal financial controls. To do so, the Committee will meet on a regular basis with Company management and its independent public accountants to discuss what improvement to the Company's internal control systems may be necessary.

        Finally, the Audit Committee reviews related-party transactions and performs other duties required under the Company's Code of Ethics for the Principal Executive Officer and Senior Financial Officers.

        Both Mr. Shear and Dr. Strasnick are independent directors under applicable Securities and Exchange Commission (the "SEC") and Nasdaq rules. In addition, the Board of Directors has determined that at least one of the independent directors serving on the Audit Committee, Mr. Shear, is an audit committee financial expert under applicable SEC rules.

        The Audit Committee's charter is attached to this proxy statement as Annex A.

Compensation Committee

        The Board of Directors formed a Compensation Committee in June 2003. The functions of the Compensation Committee are to review and approve the compensation and benefits of the Company's key management personnel, including the Chief Executive Officer, administer the Company's 2003 Stock Incentive Plan and 2003 Non-Employee Director Compensation Plan, make recommendations to the board regarding these matters, and perform other duties as may from time to time be determined by the Board.

        During fiscal 2003, the Committee was comprised of Mr. Shear and Dr. Strasnick. The Committee held no meetings during fiscal 2003. The Committee met and made the first grants under the Company's Stock Incentive Plan in January 2004.

        In January 2004, the Board of Directors increased the size of the Committee to four members and appointed Mr. Anderson and Dr. Adams. All the members of the Committee are independent directors under applicable Nasdaq rules.

Compensation Committee Interlocks and Insider Participation.

        None of our executive officers serves on our Compensation Committee. None of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

Stockholder Communications with Directors

        Stockholders may communicate directly with the Board, or any of the Company's individual directors, by sending their communications to the full Board of Directors, or to any individual director, at the following address:

  Vaso Active Pharmaceuticals, Inc.
  c/o Corporate Secretary
  99 Rosewood Drive, Suite 260
  Danvers, MA 01923

        All stockholder communications received by the Corporate Secretary will be delivered without his review to one or more members of the Board of Directors, or, in the case of communications sent to an individual Director, to such Director.

Director Attendance at the Annual Meeting

        Although the Company does not have a formal policy with respect to Director attendance at annual meetings, we strongly encourage Directors to attend the annual meeting. We expect that all of our Directors will attend this year's annual meeting.

Director Compensation

        Each Director receives $5,000 per year for service as a Board member. In addition, Directors receive $500 for each Board meeting attended and are reimbursed for all reasonable expenses related to their attending the meeting. Non-employee Directors also receive compensation in the form of stock options issued under our 2003 Non-Employee Director Compensation Plan. At the consummation of the initial public offering, Dr. Adams, Mr. Anderson, Dr. Fromm, Mr. Shear and Dr. Strasnick each received an option to purchase 60,000 shares of our Class A Common Stock at $1.67 per share. The options have terms of ten years with 25% vested immediately at grant and 25% on each subsequent anniversary of the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information on the beneficial ownership of the Company's Class A and Class B common stock as of March 18, 2003, for each person or group of affiliated persons, whom management knows to beneficially own more than 5% of either class of our common stock or control more than 5% of the votes eligible to be cast at our Annual Meeting. The table also lists the same information for the Company's Directors and those executive officers named in "Executive Compensation", individually and as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or SEC. To the Company's knowledge, except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Options to purchase shares of common stock that are exercisable within 60 days of March 18, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing their ownership, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 5,798,604 shares of Class A common stock and 4,500,000 shares of Class B common stock outstanding as of March 18, 2004. Unless otherwise indicated in the footnotes, the address of each listed stockholder is: c/o Vaso Active Pharmaceuticals, Inc., 99 Rosewood Drive, Suite 260, Danvers, MA 01923.

Class A common stock

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)	Percent of Class
John Masiz (2)(3)(5)	4,650,000	44.5%
BioChemics (2)(4)	4,500,000	43.7%
Kevin J. Seifert (5)	56,250	1.0%
Stephen G. Carter, Ph.D (5)	112,500	1.9%
Brian Strasnick, Ph.D (5)	79,233	1.4%
Robert Anderson (5)	51,000	*
Bruce A. Shear (5)	15,000	*
Gary Fromm, Ph.D (5)	15,000	*
William P. Adams, M.D. (5)	15,000	*
All directors and executive officers as a group (nine persons) (2)(3)(4)(5)	4,993,983	46.7%

Class B common stock

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class Outstanding
John Masiz (3)	4,500,000	100%
BioChemics (4)	4,500,000	100%
All directors and executive officers as a group (nine persons) (3)(4)	4,500,000	100%

*
Less than 1% of the outstanding Class A common stock.

(1)
The persons listed in the tables own of record the shares of the Company's Class A common stock and Class B common stock listed opposite their respective names, and have sole voting and investment power with respect to such shares of common stock, unless otherwise indicated.

(2)
Includes 4,500,000 shares of Class B common stock which are convertible at any time into shares of Class A common stock on a share-for-share basis.

(3)
All of the 4,500,000 shares of Class B common stock deemed beneficially owned by Mr. Masiz are held of record by BioChemics. Mr. Masiz has sole beneficial ownership of 85.7% of BioChemics and has the voting power to elect all of its directors. Mr. Masiz disclaims beneficial ownership of all shares listed as beneficially owned by BioChemics except to the extent of his pecuniary interest therein. Of the aggregate 4,500,000 shares of Class B common stock deemed beneficially owned by Mr. Masiz, all of such shares are also deemed beneficially owned by BioChemics. As a result of the Class B common stock having three votes per share, as of March 18, 2004, Mr. Masiz beneficially owned shares representing approximately 70% of the combined voting power of the outstanding common stock of the Company.

(4)
BioChemics has sole voting and investment power with respect to the 4,500,000 shares of Class B common stock held of record by BioChemics. All the aggregate 4,500,000 shares of Class B common stock held of record and beneficially owned by BioChemics are also deemed beneficially owned by Mr. Masiz. As a result of the Class B common stock having three votes per share, as of March 18, 2004, BioChemics beneficially owned shares representing approximately 70% of the combined voting power of the outstanding common stock of the Company.

(5)
Includes the following shares of Class A common stock, subject to options exercisable within 60 days of April 1, 2004: Mr. Masiz—150,000 shares; Mr. Seifert—56,250; Dr. Carter—112,500; Dr. Adams—15,000 shares; Mr. Anderson—15,000 shares; Dr. Fromm—15,000 shares; Mr. Shear—15,000 shares; Dr. Strasnick—15,000 shares; and all executive officers as a group—393,750 shares.

        The following table sets forth information we know with respect to the beneficial ownership of the common stock of BioChemics as of March 18, 2004 by our Directors and executive officers, individually and as a group. Options to purchase shares of BioChemics common stock that are exercisable within sixty days of March 18, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. None of our Directors or executive officers is the beneficial owner of any other class of equity securities of BioChemics.

BioChemics Common Stock

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)	Percent of Class Outstanding
John J. Masiz (2)	5,263,749	85.7%
Stephen G. Carter, Ph.D. (3)	275,000	4.7%
Joseph Frattaroli (4)	405,000	7.3%
Kevin J. Seifert	100,000	1.8%
Bruce A. Shear	—	—
Brian J. Strasnick, Ph.D.	—	—
Robert E. Anderson (5)	198,082	3.4%
Gary Fromm, Ph.D.	—	—
William P. Adams, MD.	—	—
All directors and executive officers as a group (eight persons) (2)(3)(4)(5)	6,241,831	92.9%

(1)
The persons listed in the tables own of record the shares of BioChemics common stock listed opposite their respective names, and have sole voting and investment power with respect to such shares of common stock, unless otherwise indicated.

(2)
Includes 224,000 shares of BioChemics common stock subject to currently exercisable options and 363,749 shares issuable on the conversion of promissory notes.

(3)
Includes 275,000 shares of BioChemics common stock subject to currently exercisable options.

(4)
Includes of 180,000 shares of BioChemics common stock owned by a corporation in which Mr. Frattaroli has a 50% interest.

(5)
Includes of 198,082 shares of BioChemics common stock issuable on the conversion of a promissory note.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table shows the annual and long-term compensation paid by the Company for the fiscal year ended December 31, 2003 to our Chief Executive Officer and other executive officers (collectively, the "Named Officers").

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Securities Under Option
John J. Masiz* Chief Executive Officer and President	2003	$94,792	—	—	300,000
Kevin J. Seifert** Chief Operating Officer	2003	$—	$150,000	—	225,000
Dr. Stephen G. Carter* Chief Scientific Officer	2003	$75,833	—	—	225,000
Joseph Frattaroli*** Chief Financial Officer	2003	$6,000	—	—	90,000

*
Represents the compensation for the period from June 16, 2003 (the effective date of Mr. Masiz's and Dr. Carter's respective employment agreements with the Company) through December 31, 2003. In 2004, Mr. Masiz will receive an annual salary of $175,000 and Dr. Carter will receive an annual salary of $140,000. The Company expects that Mr. Masiz will spend approximately 70% of his business time on behalf of the Company and that Dr. Carter will spend approximately 30% of his business time on behalf of the Company. The Company expects that Mr. Masiz and Dr. Carter will spend the balance of their respective business time on behalf of BioChemics.

**
Represents the compensation for the period from December 1, 2003 (the date Mr. Seifert began full time employment with the Company) through December 31, 2003. In 2004, Mr. Seifert will receive an annual salary of $200,000. Mr. Seifert also acts as the Chief Operating Officer of BioChemics. In 2004, we expect Mr. Seifert will spend approximately 70% of his business time on behalf of the Company and the balance of his business time on behalf of BioChemics.

***
Mr. Frattaroli's salary did not go into effect until December 2003. The above represents the amount received during that month. Mr. Frattaroli will receive an annual salary of $75,000 during 2004.

Stock Option Grants

        The following table provides information about (i) the stock options granted to Named Officers during the fiscal year ended December 31, 2003 and (ii) the aggregated number and value of options exercisable and unexercisable by the Named Officers as of December 31, 2003.

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED (1)	PERCENT OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL YEAR	EXERCISE PRICE ($/SH)	EXPIRATION DATE
John J. Masiz	300,000	35.7%	$1.83	December 15, 2008
Kevin J. Seifert	225,000	26.8%	$1.67	December 15, 2013
Dr. Stephen G. Carter	225,000	26.8%	$1.67	December 15, 2013
Joseph Frattaroli	90,000	10.7%	$1.67	December 15, 2013

(1)
The options were granted under the Company's 2003 Stock Incentive Plan. The number of shares and exercise price of all grants made to employees were adjusted to reflect the March 5th stock dividend. 50% of the options granted to Mr. Masiz and Dr. Carter vested on February 13, 2004 and 25% will vest on each of the first and second anniversary dates of the grant. One-third of the options granted to Mr. Frattaroli will vest on each of the first, second and third anniversary dates of the grant. The Board of Directors approved the granting of these options at their Board of Directors' meeting on January 8, 2004.

EMPLOYMENT AGREEMENTS

        We entered into an employment agreement with Mr. Masiz, effective as of June 16, 2003, which provides for his employment as President and Chief Executive Officer, and nomination to the Board, through June 30, 2008. The agreement is automatically renewed for successive two year terms thereafter unless terminated earlier by either party in accordance with the terms and conditions of the employment agreement. The agreement provides for an annual salary of $175,000 per year, subject to yearly merit and performance-based bonuses to be granted in such amounts as may be determined by the Compensation Committee in its discretion. If we terminate Mr. Masiz without cause, he is entitled to his base salary for 12 months following the time of termination. If we terminate Mr. Masiz following a change of control, we are obligated to pay him a lump sum equal to 200% of his salary as in effect at the time of such termination plus a pro-rata portion of any performance-based bonus, assuming that all 100% of the applicable performance targets for the relevant fiscal year had been achieved. For the purposes of his agreement, a change of control occurs if one person or entity acquires control of 30% or more of our voting common stock, there is a change of control in the Board, we sell all or substantially all of our assets, or we are the non-surviving party in a merger.

        We entered into an employment agreement with Dr. Carter, effective as of June 16, 2003, which provides for his employment as Chief Scientific Officer, and nomination to the Board, through June 30, 2008. The agreement is automatically renewed for successive two year terms thereafter unless terminated earlier by either party in accordance with the terms and conditions of the employment agreement. The agreement provides for an annual salary of $140,000 per year, subject to yearly merit and performance-based bonuses to be granted in such amounts as may be determined by the Compensation Committee in its discretion. If we terminate Dr. Carter without cause, he is entitled to his base salary for 12 months following the time of termination. If we terminate Dr. Carter following a change of control, we are obligated to pay him a lump sum equal to 200% of his salary as in effect at the time of such termination plus a pro-rata portion of any performance-based bonus, assuming that all 100% of the applicable performance targets for the relevant fiscal year had been achieved. For the purposes of his agreement, a change of control occurs if one person or entity acquires control of 30% or more of our voting common stock, there is a change of control in the Board, we sell all or substantially all of our assets, or we are the non-surviving party in a merger.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and any persons owning more than 10% of a class of the Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission.

        To the best of our knowledge, all reports required by Section 16(a) of the Exchange Act to be filed by our Directors, officers and 10% or greater stockholders during the year ended December 31, 2003 were filed on time with six exceptions. Dr. Brian J Strasnick, a Director, and Mr. John J. Masiz, Chairman and Chief Executive Officer, inadvertently filed their initial Form 3s late. Mr. Masiz, Mr. Joseph Frattaroli, Chief Financial Officer, Mr. Kevin J. Seifert, Chief Operating Officer and Dr. Stephen G Carter, Chief Scientific Officer all inadvertently filed their Form 4s, regarding beneficial ownership created through the issuance of employee stock options, late.

        The above information is to our knowledge based on a review of copies of the reports furnished to us and representations of our officers, Directors and stockholders owning more than 10% of the Company's Class A common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with BioChemics

        BioChemics, Inc. owns all the Company's Class B common stock. Because our Class B common stock has three votes per share, BioChemics controls 70% of the total votes outstanding. Our President, Chairman and Chief Executive Officer John Masiz is also the Chief Executive Officer, President and controlling stockholder of BioChemics.

Policy on Related Party Transactions

        The Company has a policy to the effect that any transactions between it and its officers, Directors, principal stockholders and affiliates be on terms no less favorable to the Company than could reasonably be obtained in arms' length transactions with independent third parties, and that any such transaction also be approved by a majority of our outside independent Directors disinterested in the transaction. In addition, under our Code of Ethics for the Principal Executive Officer and Senior Financial Officers, all related-party transactions must be reviewed and approved by the Audit Committee of our Board of Directors.

Private Placement of Securities

        Through a private placement transaction that closed in April 2003, we issued subordinated 10% convertible pay-in-kind promissory notes in the aggregate principal amount of $500,000 to accredited investors. These notes converted into our Class A common stock on the consummation of our initial public offering at $2.50 per share (before giving effect to the 200% stock dividend issued on March 5, 2004). At consummation of our initial public offering, we issued approximately 200,371 shares of our Class A common stock to the holders of these notes.

        In this private placement transaction, we issued notes in the principal amount of $50,000 to Dr. Brian J. Strasnick, one of our directors. As a result, we issued approximately 21,400 shares of our Class A common stock to Dr. Strasnick upon conversion of his notes in December 2003.

License Agreement

        We have entered into a license agreement with BioChemics under which we have a worldwide, exclusive right to use and practice its patents to sell, market and commercialize all products that (i) utilize and incorporate the BioChemics' patents and know-how; (ii) are classified by the FDA as "over-the-counter products", and (iii) require less than $1.0 million of clinical development. Specifically excluded from the license are certain diabetic neuropathy products developed by BioChemics which are the subject of a clinical study being conducted at the Joslin Diabetes Center in Boston. In exchange for the granting of the license, we issued 1,500,000 shares of our Class B common stock to BioChemics as a license fee with a deemed value equal to the par value of such shares or $150. These shares were issued in 2003, before our March 5, 2004 stock dividend. After the stock dividend, BioChemics holds 4,500,000 shares of our Class B common stock. This was a one-time license fee and there are no royalties payable to BioChemics under the license agreement. Pursuant to the terms of the license agreement, BioChemics retains all rights to use and practice the patents for all purposes with respect to non-OTC products, including pharmaceuticals and pet products. Any improvements to the patents remain the property of BioChemics, but to the extent that any such improvements relate to products and product candidates, the improvements are licensed to us on the same terms as the initial license under the license agreement. Maintenance of the patent filings remains the responsibility of BioChemics, although we maintain the right under the license agreement to make any required filings at BioChemics' expense in the event that such filings are not made on a timely basis by BioChemics.

        BioChemics is also party to a settlement agreement and license with De Feet International, Inc., dated April 20, 2002, whereby De Feet International, Inc. granted a non-exclusive, non-transferable and non-assignable license to BioChemics to use the "deFEET" trademark throughout the United States in connection with the manufacture, advertisement, promotion, distribution and sale of athlete's foot preparations. Pursuant to the settlement agreement and license with De Feet International, Inc., BioChemics is required to remit to De Feet International, Inc. a royalty equal to 5% of all gross sales by BioChemics of products using the deFEET trademark. The royalty is capped at an annual maximum amount of $50,000. Effective January 1, 2003, all sales of deFEET-branded product have been made by BioChemics. BioChemics makes these royalty payments to De Feet International, Inc. in connection with such sales, and in accordance with the settlement agreement and license. As a result of the rebranding of the deFEET product, we expect royalties payable under this settlement agreement to be insignificant in 2004 and beyond.

        Pursuant to an amendment to license agreement, dated July 2, 2003, the trademarks Osteon and PENtoCORE, together with the goodwill associated with each mark, were licensed to us by BioChemics. In addition, BioChemics assigned to us its ownership of any and all revenue associated with the sale, commercialization and marketing of deFEET by BioChemics and we agreed to be responsible for all expenses related to these revenues, including the royalty payments payable by BioChemics to DeFeet International, Inc. Pursuant to the terms of the amendment to license agreement, the nature and quality of all services rendered in connection with the Osteon and PENtoCORE marks remain under the control of BioChemics.

Manufacturing and Development Agreement

        In August 2003, we entered into a manufacturing and development agreement with BioChemics with respect to the ongoing research, manufacturing and development of our products and product candidates. Under this agreement, BioChemics will research, develop and manufacture products for us pursuant to specific purchase orders submitted by us from time to time. BioChemics will charge us a development and manufacturing fee at a rate of cost plus 10%. This agreement has an initial term of 5 years and is automatically renewable for an additional period of 12 months.

Office Space, Administrative Services and Financial Support

        We presently maintain our executive offices on premises that we share with BioChemics. We do not have a lease agreement with BioChemics. We believe that we can obtain suitable alternative space without any material disruption of our business and that such space will be available to us in the future on commercially reasonable terms. In addition, BioChemics provides us with back office support and corporate management services. Allocations of BioChemic's expenses for centralized accounting, data processing, utilities, office space rental, supplies, telephone and other corporate services and infrastructure are charged back to us as a management fee. These amounts were approximately $122,072, $135,600 and $114,150 for the years ended December 31, 2003, 2002 and 2001 respectively.

        Effective of September 1, 2003, we entered into an administrative services agreement with BioChemics. Under this agreement, BioChemics provides to us, at our request, administrative support services including secretarial support, accounting and tax services, data processing services, utilities, designated office space, designated warehouse and storage space, office supplies, telephone and computer services and equipment and such other office and corporate support services as we may reasonably require from time to time. BioChemics will charge us an administrative services fee at a rate of cost plus 10%. This agreement will be in effect for an initial term of five years and will be automatically renewable on each anniversary date for an additional period of twelve months unless sooner terminated (i) for a material breach by us, not cured within three months, and upon written notice (ii) upon 30 days written notice by us, (iii) upon 45 days written notice by either party if BioChemics ceases to own beneficially shares of our capital stock to which are attached at least 49% of the votes that may be cast to elect our Directors, or (iv) upon written notice by either party in the event that we shall have disposed of all or substantially all of our assets.

Registration Rights Agreement

        We have entered into a registration rights agreement with BioChemics under which we have granted to BioChemics, or its permitted transferees, as holders of shares of Class A common stock issuable upon conversion of the Class B common stock held by BioChemics, rights with respect to registration of these shares under the Securities Act of 1933. Subject to limitations set forth in the registration rights agreement, holders of the securities may require us, at our expense, to file one registration statement under the Securities Act with respect to the public resale of the securities. With the exception of this offering, if we propose to register any of our securities under the Securities Act, either for our own account or for the account of other security holders, BioChemics or its permitted transferees are entitled to notice of the registration and are entitled, subject to certain conditions and limitations, to include, at our expense, their shares in the registration. Notwithstanding the foregoing, BioChemics has agreed with Kashner Davidson Securities Corp., on behalf of the underwriters of our initial public offering, not to exercise its registration rights for a period of two years from the date of this prospectus without the consent of Kashner Davidson Securities Corp. All registration expenses, as specified in the registration rights agreement, must be borne by us and all expenses relating to the sale of the securities registered must be borne by BioChemics or the other holder of the securities being registered.

Other Transactions with BioChemics

        BioChemics made cash contributions to our capital in 2001, 2002 and 2003 to cover our deficits incurred during those years. These contributions totaled $1,040,395 in 2001, $446,862 in 2002, and $518,200 in 2003. We do not anticipate receiving further financing from BioChemics.

        In the fiscal year ended December 31, 2003, we incurred management fees payable to BioChemics of approximately $122,072 and also incurred operational charges of approximately $518,200 that had been paid by BioChemics to third parties on our behalf. Of these amounts, $89,500 of the operational charges remained outstanding at December 31, 2003.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is composed of two independent directors. The Board has made a determination that the members of the Audit Committee satisfy the applicable Nasdaq and SEC independence requirements. The responsibilities of the Audit Committee are described in the Charter of the Audit Committee, which was adopted by the Board of Directors on August 22, 2003. The Audit Committee, among other matters, is responsible for the annual appointment and supervision of the independent public accountants, reviews the arrangements for and the results of the auditors' examination of the Company's books and records and auditors' compensation, and pre-approves all audit and non-audit services provided by the independent public accountants. The Audit Committee reviews the Company's accounting policies, internal control procedures and systems and compliance activities. The Audit Committee also reviews the Charter of the Audit Committee on a regular basis.

        The following is a report on the Audit Committee's activities relating to fiscal year 2003.

  Review of Audited Financial Statements with Management

        The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

  Review of Financial Statements and Other Matters with Independent Accountants

        The Audit Committee has discussed with Stowe & Degon, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from Stowe & Degon the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Stowe & Degon matters relating to the firm's independence from the Company.

  Recommendation that Financial Statements be Included in Annual Report

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

March 25, 2004

Audit Committee
Bruce A. Shear Brian J. Strasnick

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has recommended the stockholders ratify Stowe & Degon as our independent public accountants for the fiscal years ending December 31, 2003 and December 31, 2004. A representative of Stowe & Degon will be present at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

Audit Fees

        Audit fees include the aggregate fees billed for the audit of the Company's annual financial statements, the financial statements included in our Form SB-2, as amended, and S-8. The aggregate audit fees billed to the Company by Stowe & Degon for the fiscal year ended December 31, 2002 were $12,300, and for the fiscal year ended December 31, 2003, were approximately $25,000. The Company came into existence in January 2003.

Audit-Related Fees

        There have been were no audit-related fees since the Company came into existence in January 2003.

Tax Fees

        There have been no tax related fees since the Company came into existence in January 2003.

All Other Fees

        Fees paid to Stowe & Degon in connection with services rendered on our registration statement on From SB-2 effective December 10, 2003 were $64,500. No other fees were paid to Stowe & Degon for other services.

        As set forth in its charter, our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by its independent auditor. Our Audit Committee has considered whether the provision of Stowe & Degon's services other than for the annual audit and quarterly reviews is compatible with their independence and has concluded that it is.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Stockholders who wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2005 Annual Meeting of Stockholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than December 6, 2004.

ANNUAL REPORT AND FORM 10-KSB

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: VASO ACTIVE PHARMACEUTICALS, INC., 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923 ATTN: JOSEPH FRATTAROLI, CORPORATE SECRETARY.

OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                      By Order of the Board of Directors

                      Joseph Frattaroli
                      Secretary

Danvers, MA
March 26, 2004

ANNEX A

VASO ACTIVE PHARMACEUTICALS, INC.
AUDIT COMMITTEE CHARTER

I.
Purpose

The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") shall be:

1.
to monitor the integrity of the financial statements of the Company;

2.
to ensure compliance by the Company of legal and regulatory requirements;

3.
to provide monitoring and oversight of the independence, qualification and performance of the Company's audit department (the "Audit Department") and its independent auditors and to provide the Board with the Committee's recommendations derived therefrom; and

4.
to provide the Board with such additional information and materials as the Committee may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management and the independent auditors of the Company.

II.
Membership

Committee members shall be appointed by, and serve at the discretion of, the Board. Committee members shall serve until their successors shall be duly elected and qualified and may be replaced by the Board at any time. The Committee's chairperson (the "Chairperson") shall be designated by the full Board or, if the Board does not do so, the Committee members shall elect a Chairperson by a vote of a majority of the full Committee. The Committee shall consist of at least two (2) or members of the Board. Each of the Committee members will meet the following criteria:

1.
Each member will be an independent director in accordance with the audit committee requirements of the Nasdaq National Market ("Nasdaq") and the Securities and Exchange Commission ("SEC"), as may be established and amended from time to time, and as determined by the Board;

2.
Each Committee member shall be financially literate or will become financially literate within a reasonable period of time after his or her appointment to the Committee;

3.
Each member shall be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements;

4.
At least one member will have past accounting experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities; and

5.
At least one member of the Committee shall qualify as an "audit committee financial expert" as defined by the SEC as determined by the Board. The Committee shall publicly disclose the identity and independent status of its "financial expert" as such term is defined in Regulation S-K, as amended from time to time, and, if none, must publicly disclose that fact and explain why it has no financial expert.

III.
Structure and Meetings

The Chairperson of the Committee shall preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. An agenda for the meeting will be circulated by the Chairperson in advance of the meeting. The Committee will retain written minutes of its meetings, which shall be filed with the minute books of the Company along with minutes of Board meetings. The Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee may invite to its meetings management, internal auditors, the independent auditors, and such other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities. Management, the internal and external auditors should be invited to make presentations to the Committee as necessary.

IV.
Duties and Responsibilities

To fulfill its responsibilities and duties, the Committee shall:

With respect to the independent auditors:

1.
Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work..

2.
Have the sole authority to review in advance, and grant any appropriate pre-approvals of the Company's relationship with the independent auditor, including: (i) all auditing services to be provided by the independent auditors; (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934; (iii) all fees and other terms of engagement for auditing and non-auditing services. The Committee shall also review and approve disclosures required to be included in the Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

3.
Review the performance of the Company's independent auditors on at least an annual basis.

4.
On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditor's continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

5.
At least annually, obtain and review an annual report from the independent auditor describing (i) the independent auditor's internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6.
Confirm that the lead auditor partner, or the lead audit partner responsible for reviewing the audit, of the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

7.
Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934 concerning (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; (iii) any other material communications with management; and (iv) any information with respect to illegal acts in accordance with said Section 10A.

8.
Review, based upon the recommendation of the independent auditors and the Audit Department, the scope and plan of the work to be done by the independent auditors for each fiscal year.

9.
To review annually the results of internal audits and whether recommendations made in the audits have been implemented by management.

With respect to financial statements and information:

10.
Review and discuss with management, the Audit Department and the independent auditors the Company's annual audited and quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations".

11.
Discuss with independent auditors the matters to be discussed by Statement on Accounting Standards No. 61, as amended, relating to the conduct of the audit.

10.
Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-KSB for filing with the Securities and Exchange Commission.

11.
Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

12.
Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

With Respect to Periodic and Annual Reviews.

13.
Periodically review separately with each of management, the independent auditors and the Audit Department (i) any significant disagreement between management and the independent auditors or the Audit Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.

14.
Periodically discuss with the independent auditor, without management being present, (i) their judgments about the quality, appropriateness and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

15.
Consider and approve, if appropriate, significant changes in the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the Audit Department. Review with the independent auditors, management and the Audit Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

16.
Review with management, the independent auditors, the Audit Department and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

17.
Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

With Respect to Discussions with Management:

18.
Review and discuss with management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

19.
Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

20.
Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.

21.
Review and discuss with management (i) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its Code of Business Conduct and Ethics for directors, officers and employees.

22.
Review and discuss with management all disclosures made by the Company concerning any material changes in the financial conditions or operations of the Company.

23.
Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

With respect to the internal audit function and internal controls:

24.
Review, based upon the recommendation of the independent auditors and the head of the Audit Department, the scope and plan of the work to be done by the Audit Department.

25.
Review and approve the appointment and replacement of the head of the Audit Department, and review and discuss on an annual basis the performance and qualifications of the Audit Department (both senior internal auditing executive and staff) with management.

26.
In consultation with the independent auditors and the Audit Department, (a) review on an annual basis the adequacy of the Company's internal audit scope, audit plans, control structure and system, and relevant processes and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Audit Department.

27.
Review with management, the Audit Department and the independent auditors any significant risks or exposures the Company may face, and to assess the steps management has taken to minimize such risks to the Company. Particular emphasis shall be given to adequacy of controls to expose related-party transactions and any payments, transactions or procedures that might be deemed illegal or improper.

30.
Periodically review the processes and procedures for management's monitoring of any significant risks or exposures the Company may face. With the foregoing in mind, the Committee will review reports submitted by management and give guidance and direction, at least once per year, on how risk management is to be conducted.

28.
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other:

29.
Review and approve all related-party transactions.

30.
Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

31.
Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

32.
Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

33.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

34.
This Charter will be made available on the Company's website at "www.vasocative.us."

V.
Performance Evaluation

The Committee shall annually review and reassess the adequacy of this Charter and the performance of the Committee, and recommend any proposed changes to the Board.

VI.
Reporting

The Committee shall make regular reports to the Board with respect to the Committee's activities and determinations including, without limitation, the result of the Company's annual audit and minutes of the Committee's meetings.

VII.
Authority to Engage Advisors

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors as it determines necessary to carry out its duties and responsibilities.

PROXY                                                     VASO ACTIVE PHARMACEUTICALS,  INC.                                                     PROXY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2004
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John J. Masiz and Joseph Frattaroli, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Class A Common Stock of Vaso Active Pharmaceuticals, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at Vaso Active Pharmaceuticals, Inc.'s principal corporate offices located at the Sheraton Colonial, 1 Audubon Rd, Wakefield, Massachusetts 01923 at 11:00 a.m. and at any adjournment or postponement thereof.

1.	Election of Directors
	☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

William P. Adams, Robert E. Anderson, Stephen G. Carter, Gary Fromm, John J. Masiz, Kevin J. Seifert, Bruce A. Shear, and Brian J. Strasnick.

2.	To ratify the selection of Stowe & Degon as the Company's independent auditors for fiscal years 2003 and 2004
	☐ FOR	☐ WITHHOLD AUTHORITY
3.	As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).

  The directors' recommend a vote FOR items 1 and 2

(Continued on reverse side)

(Continued from other side)

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AS PROPOSED.

PLEASE DATE, SIGN AND RETURN IN THE ENVELOPE PROVIDED.

Dated , 2004
Signature of Stockholder(s)
(Please sign in the same form as name appears hereon. Executors and other fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of officer signing).
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2004.

QuickLinks

NOTICE OF ANNUAL STOCKHOLDERS' MEETING TO BE HELD MAY 13, 2004
PROXY STATEMENT
VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
EMPLOYMENT AGREEMENTS
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
ANNUAL REPORT AND FORM 10-KSB
OTHER MATTERS
ANNEX A
PROXY